UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicates by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Standex International Corporation

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 22, 2024, the Shareholders of Standex International Corporation (the “Company”) approved an amendment to Article III, Section 1 of the Company’s Amended and Restated By-Laws (the “By-Law Amendment”). The By-Law Amendment provides the Board of Directors, in addition to the Shareholders, the authority to set the number of directors within a prescribed range. The Company’s Amended and Restated By-Laws, reflecting the By-Law Amendment, is attached as Exhibit 3.1.

ITEM 5.07 (a) and Item 5.07 (b)         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its Annual Meeting of Stockholders on October 22, 2024. The number of common shares represented at the Annual Meeting of Stockholders was 11,226,864. The stockholders voted on the following proposals:

Proposal I – To elect three Directors to three-year terms ending on the date of the Annual Meeting of Stockholders in 2027:

Nominee	For	Against	Abstain	Non-Vote
For a three-year term
Robin J. Davenport	10,675,855	48,588	2,363	500,059
B. Joanne Edwards	10,160,343	564,078	2,385	500,059
Jeffrey S. Edwards	10,431,970	292,047	2,788	500,059

Proposal II – To approve an Amendment of the Amended & Restated 2018 Omnibus Incentive Plan to add 450,000 additional shares:

For	10,310,193
Against	412,677
Abstain	3,936
Non-Vote	500,059

Proposal III – Advisory vote on the Company’s executive compensation:

For	10,630,335
Against	87,816
Abstain	8,655
Non-Vote	500,059

Proposal IV – To approve an Amendment of the Company’s By-Laws to provide the Board of Directors, in addition to the shareholders, with the authority to set the number of directors within a prescribed range:

For	10,995,548
Against	225,214
Abstain	6,102

Proposal V – Ratification of appointment of Deloitte & Touche, LLP as Independent Public Accountants of the Company for the fiscal year ending June 30, 2025:

For	10,964,181
Against	260,440
Abstain	2,244

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits – The following exhibit is provided as part of the information furnished under Item 5.03 of this Current Report on Form 8-K.

	Exhibit No.	Description

	3.1	Standex International Corporation Amended and Restated By-Laws, effective October 22, 2024.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ Ademir Sarcevic
Ademir Sarcevic
Chief Financial Officer

Date: October 28, 2024

Signing on behalf of the registrant and as principal financial officer